Exhibit 10
AMENDMENT NO. 1 TO
SIXTH AMENDMENT TO
SECOND RESTATED AND AMENDED
AGREEMENT OF LIMITED PARTNERSHIP
OF
LIBERTY PROPERTY LIMITED PARTNERSHIP
     This Amendment No. 1, effective August 23, 2005 (this “Amendment”), to the Sixth Amendment to the Second Restated and Amended Agreement of Limited Partnership, dated as of June 30, 2005 (the “Initial Amendment”), is entered into by LIBERTY PROPERTY TRUST, a Maryland real estate investment trust, as general partner (the “General Partner”) of LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the “Partnership”), for itself and on behalf of the limited partners of the Partnership, and GSEP 2005 REALTY CORP., a Delaware corporation (“Goldman”).
     Whereas, on June 30, 2005, the General Partner caused the Partnership to issue 880,000 Series F Preferred Units (as defined in the Initial Amendment) to Goldman;
     Whereas, the General Partner has agreed to issue an additional 120,000 Series F Preferred Units to Goldman; and
     Whereas, the General Partner desires by this Amendment to so amend the Initial Amendment as of the date first set forth above to increase the number of Series F Preferred Units.
     Now, therefore, the Initial Amendment is hereby amended as follows:
     Section 1. Section 2 of the Initial Amendment is hereby amended and replaced, in its entirety, with the following:
Section 2. Designation and Number. A series of Partnership Interests in the Partnership designated as the “6.65% Series F Cumulative Redeemable Preferred Partnership Interests” (the “Series F Preferred Units”) is hereby established. The maximum number of Series F Preferred Units shall be 1,000,000.
     In Witness Whereof, this Amendment has been executed as of the date first above written.

GENERAL PARTNER LIBERTY PROPERTY TRUST
By:	/s/William P. Hankowsky
	Name:	William P. Hankowsky
	Title:	Chairman, President and Chief Executive Officer

ADDITIONAL LIMITED PARTNER GSEP 2005 REALTY CORP.
By:	/s/ Eric S. Lane
	Name:	Eric S. Lane
	Title:	President and Chief Executive Officer